Provisions	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Provisions

40 Provisions

	2018	2017
At January 1	210	173
Additional provisions	231	107
Disposals	(94)	(72)
Unused amounts reversed through the income statement	(1)	-
Used during the year	(34)	12
Net exchange differences	8	(9)
At December 31	320	210
Current	275	151
Non-current	45	60

The provisions as at December 31, 2018 mainly consist of litigation provisions of EUR 198 million (2017: EUR 92 million) mainly related to a settlement in the US relating to increases in monthly deduction rates on universal life products, refer to note 48 Commitments and contingencies, restructuring provisions of EUR 30 million (2017: EUR 27 million), provisions regarding fees payable upon purchase and surrender of unit-linked policies in the Polish Life Insurance portfolio of EUR 17 million (2017: EUR 20 million) and other provisions of EUR 76 million (2017: EUR 71 million) including the remaining provision related to the harbor workers’ former pension fund Optas.